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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT

         We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-76814 of Paradyne Networks, Inc. on Form S-4 of our report with respect to the financial statements of Elastic Networks Inc. dated January 26, 2001, appearing in this Joint Proxy Statement-Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Joint Proxy Statement-Prospectus.

/s/  DELOITTE & TOUCHE LLP


Atlanta, Georgia
January 29, 2002